Equity	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
EQUITY
13.	EQUITY

On November 4, 2022, SunCar entered into a Share Purchase Agreement (the “GEM Purchase Agreement”) with GEM Global Yield LLC SCS (“GEM Investor”) and GEM Yield Bahamas Limited (“GYBL”) relating to a share subscription facility. Pursuant to the GEM Purchase Agreement, SunCar has the right to sell to GEM Investor up to $125 million of its ordinary shares (the “GEM Shares”) for a 36-month period following a public listing of the Group’s ordinary shares (the “Investment Period”). GEM Investor would pay 90% of the average daily closing price during the pricing period, which is a 30-day period after SunCar turns a draw-down notice to GEM Investor.

In addition, in connection with the execution of the GEM Purchase Agreement and as consideration for GEM Investor’s irrevocable commitment to purchase the GEM Shares, SunCar has agreed to make a warrant (the “GEM Warrant”) granting GYBL the right, during the Investment Period, to purchase the SunCar’s ordinary shares up to the equivalent of 3.3% of the total equity interests outstanding immediately after the completion of SunCar’s public listing, calculated on a fully diluted basis. The exercise price of the GEM Warrant $11.50 per share in the case SunCar consummates a merger transaction with Goldenbridge Acquisition Limited, and priced customarily in the absence of the consummation of such a merger. The GEM Warrant may be exercised only on cash basis.

As of December 31, 2022, as SunCar did not consummated the merger transaction with Goldenbridge Acquisition Limited, the GEM Purchase Agreement did not have any financial impact on the Group’s consolidated financial statements.